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                                                                    EXHIBIT 10.2

                       QWEST COMMUNICATIONS CORPORATION
                        PRIVATE LINE SERVICES AGREEMENT


     This Private Line Services Agreement, is entered into as of June 1, 1999 (the "Effective Date"), by and between Qwest Communications Corporation, a Delaware corporation ("Qwest"), and Advanced Radio Telecom Corp., a Delaware corporation ("Customer").

1.   INCORPORATION OF DOCUMENTS AND CONTROLLING PROVISIONS
     -----------------------------------------------------

1.1  This Service Agreement, together with (a) Service Orders (as defined in
     Section 2.1 of this Service Agreement) accepted by Qwest pursuant to the terms hereof, and (b) schedules and exhibits incorporated herein by reference ("Exhibits"), shall be referred to collectively herein as this "Agreement." In the event of any conflict between the provisions of this Agreement and the terms of any Service Order(s) and/or Exhibit(s), the conflict shall be resolved by reference to said documents in the following order of priority of interpretation: (a) this Agreement; (b) any Exhibit(s), with reference to the same in order of attachment to this Agreement; and (c) any Service Order(s). Notwithstanding the foregoing, no provision or term of any Service Order shall be a part of this Agreement or binding on Qwest unless and until such Service Order has been executed by an authorized representative of Qwest.

1.2 If any provision of this Agreement and any applicable tariff cannot be reasonably construed or interpreted to avoid conflict, the provision contained in this Agreement shall prevail. The fact that a condition, right, obligation, or other term appears in this Agreement but not in any such tariff shall not be interpreted as, or be deemed grounds for finding of a conflict for purposes of this Section 1.2. In addition, if any provision of this Agreement conflicts with any statute, rule or order of any governmental unit or regulatory body, then, if required by law, this Agreement should remain in effect but shall be automatically modified by such conflicting law, statute, rule or order, subject to the termination rights granted herein under Section 8.

2.   SERVICES TO BE PROVIDED BY QWEST
     --------------------------------

2.1 Telecommunications capacity, and related ancillary services (the "Facility" or "Facilities") available from Qwest are identified in the Service and Pricing Exhibit attached hereto as "Exhibit A", which is incorporated by this reference (the "Service and Pricing Exhibit"). Facilities requested by Customer shall be requested on Qwest's service order forms in effect from time to time (hereafter, any such order is a "Service Order(s)").
     Each Service Order shall reference this Agreement and shall become a part of this Agreement when executed by a duly authorized representative of Qwest. Qwest reserves the right to reject any Service Order in areas where facilities or capacity are unavailable or the provision of service would be otherwise technically unreasonable.

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2.2  Upon acceptance by Qwest of a duly executed Service Order during the Term
     (as defined in Section 4.3 of this Agreement) of this Agreement, Qwest shall provide to Customer those Facilities identified in the Service Order.

3.   OBLIGATIONS OF CUSTOMER
     -----------------------

3.1  Customer shall perform those duties outlined in the Service and Pricing
     Exhibit in addition to those described herein and in any Service Order(s).

3.2 Customer shall have sole responsibility for installation, testing and operation of the Interconnection Facilities (as defined in Section 1.4 of the Service and Pricing Exhibit), and any services and equipment other than those Facilities specifically provided by Qwest under this Agreement.

4.   TERM
     ----

4.1  This Agreement shall be effective between the parties as of the Effective
     Date.   The initial term (the "Initial Term") of this Agreement shall expire seven (7) years from the Effective Date unless either party earlier terminates this Agreement in accordance with Section 8.

4.2 Upon the expiration of the Initial Term, if Customer is not then in default hereunder, the term of this Agreement shall be renewed automatically on a month-to-month basis (hereafter, the "Renewal Term") unless and until an Amendment is executed by both parties extending the Renewal Term, or either party terminates this Agreement in accordance with Section 8.

4.3 The Initial Term and Renewal Term are sometimes referred to together herein as the "Term."

4.4 Notwithstanding anything to the contrary in this Section 4, if the Facility Minimum Service Term (as set forth in Section 4.2 of the Service and Pricing Exhibit) for a Facility or Facilities extends beyond the expiration of the Term of this Agreement, then this Agreement shall continue in effect until the expiration or termination of the applicable Facility Minimum Service Term, but only as to the Facility or Facilities so affected, and subject to the termination rights of Qwest and Customer under Section 8 of this Agreement.

5.   CHARGES AND PAYMENT
     -------------------

5.1 Charges for the Facilities shall be determined according to the Service and Pricing Exhibit except as otherwise specifically provided in this Agreement.

5.2 Recurring charges shall be invoiced by Qwest on a monthly basis in advance and non-recurring charges shall be invoiced in arrears. If the Start of Service Date (as defined in Section 2.1 of the Service and Pricing Exhibit) for any Facility falls on other than the first

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     day of any month, the first invoice to Customer shall consist of: (1) the pro-rata portion of the applicable monthly charge covering the period from the Start of Service Date to the first day of the subsequent month, and (2) the monthly charge for the following month. Qwest may, in its sole discretion, prior to delivering the first invoice to Customer, elect to require that Customer make a security deposit amount equal to one (1) month's recurring charges for the Facility or Facilities. If a deposit is made, it shall be held by Qwest until termination of this Agreement, at which time Qwest may apply the deposit, at its option, either against the last month of charges due hereunder prior to termination of this Agreement, or against any other amounts owing to Qwest under this Agreement.

5.3 Customer shall make all payments due hereunder within thirty (30) days after the date of Qwest's invoice. If any amount due under this Agreement is not received by the due date, in addition to its other remedies available hereunder, Qwest may in its sole discretion impose a late payment charge of the lower of 1.5% per month or the highest rate legally permissable (such late charge shall be payable upon demand by Qwest). Notwithstanding anything in this Agreement to the contrary, no payment due hereunder is subject to reduction, set-off or adjustment of any nature by Customer, except as is specifically provided in Section 5 of the Service and Pricing Exhibit regarding Outage Credits. In no event shall the malfunction or non-operation of Customer's Interconnection Facilities (including local access when Customer is responsible therefor) relieve Customer of its obligation to pay for the Facilities.

5.4 All disputes or requests for billing adjustments must be submitted in writing and submitted with payment of undisputed amounts due, or alternatively, if Customer has paid an invoice amount in full, Customer shall have one hundred eighty (180) days from the date of invoice to give notice of a dispute regarding amounts invoiced therein. Any amounts which are determined by Qwest to be in error or not in compliance with this Agreement shall be adjusted on the next month's invoice. Any disputed amounts which reasonably, in good faith and supported by reasonable documentation are deemed by Qwest to be correct as billed and in compliance with this Agreement, shall be due and payable by Customer (if not previously paid), upon notification and demand by Qwest, along with any late payment charges which Qwest may impose pursuant to Section 5.3 above. Disputes shall not be cause for Customer to delay payment of the undisputed balance to Qwest according to the terms outlined in Section 5.3 above. Subject to the payment obligations described in this Section 5, Customer may pursue arbitration of any dispute not resolved hereunder pursuant to
     Section 16.

5.5 Invoices submitted to Customer by Qwest shall conform to Qwest's standard billing format and content, as modified by Qwest from time to time.

5.6 Any applicable federal, state, or local taxes, and all use, sales, commercial, gross receipts, privilege or other similar taxes or license fees, whether charged to or against Qwest or Customer, with respect to the Facilities provided by Qwest (except taxes on Qwest's income or gains), as well as any other imposition by any governmental authority which

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     has the effect of increasing Qwest's cost of providing the Facilities, shall be payable by Customer in addition to the other charges set forth in this Agreement.

6.   EVENTS OF DEFAULT
     -----------------

6.1 A "Default" shall occur if: (a) Customer fails to make any payment required to be made by it under this Agreement and any such failure remains uncorrected for five (5) business days after receipt of written notice that such payment is past due; (b) either party fails to perform or observe any material term or obligation (other than making payment) contained in this Agreement, and any such failure remains uncorrected for thirty (30) calendar days after written notice from the non-defaulting party informing the defaulting party of such failure; or (c) there is an Adverse Material Change (as defined in Section 6.2 of this Agreement) in Customer's creditworthiness.

6.2 For purposes of Section 6.1 of this Agreement, an Adverse Material Change in Customer's creditworthiness shall include, but not be limited to: (a) failure of Customer to make full payment of charges due hereunder on or before the date due on three (3) or more occasions during any period of twelve (12) months, or Customer's failure to make such payment on or before the date due in any two (2) consecutive months; (b) acquisition of Customer (whether in whole or by majority or controlling interest) by an entity which is insolvent, which is subject to bankruptcy or insolvency proceedings, or which presents a materially greater credit risk than Customer; or (c) Customer being subject to or having filed for bankruptcy or insolvency proceedings, or the legal insolvency of Customer.

6.3 Notwithstanding Section 6.1 of this Agreement, the failure of any particular circuit or number of circuits to comply with the Specifications (as that term is defined in Section 2.1 of the Service and Pricing Exhibit) shall not be deemed a Default by Qwest, but may obligate Qwest to provide Customer with Outage Credits, as provided in Section 5 of the Service and Pricing Exhibit.

7.   REMEDIES FOLLOWING DEFAULT
     --------------------------

7.1 If Customer is in Default, Qwest may, in addition to any other remedies it has under this Agreement or under the law: (a) suspend its performance under this Agreement without the requirement of any further notice to Customer, until Customer has remedied all breaches of this Agreement and paid in full all charges then due, including any late fees specified herein plus; (b) condition provision of Facilities or acceptance of a Service Order on Customer's assurance of payment and compliance with this Agreement, which may be in the form of a deposit/prepayment or such other means as is required by Qwest to establish assurance of payment and compliance; or (c) terminate this Agreement by providing written notice to Customer in the manner provided in Section 8.2 of this Agreement.

7.2  If Qwest is in Default, Customer may terminate this Agreement pursuant to
     Section 8.1 below, but may not withhold or suspend its own performance.

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8.   TERMINATION
     -----------

8.1 Customer may terminate this Agreement without liability (other than charges accrued but unpaid as of the termination date): (a) effective upon written notice to Qwest, if Qwest is in Default; (b) effective upon thirty (30) calendar days prior written notice, if any material rate or term contained herein and relevant to all or substantially all of the Facilities is materially changed by order of the highest court of competent jurisdiction to which the matter is appealed, the Federal Communications Commission, or other local, state or federal government authority; (c) following a Default by Qwest under Section 9.2 of this Agreement affecting all or substantially all of the Facilities; (d) if Qwest makes an unauthorized transfer under Section 12 of this Agreement; or (e) effective upon thirty
     (30) calendar days prior written notice, with or without cause, following the expiration of the Initial Term.

8.2 Qwest may terminate this Agreement: (a) effective upon written notice to Customer, if Customer is in Default; (b) effective upon thirty (30) days prior written notice, with or without cause, following the expiration of the Initial Term; or (c) effective immediately and without any advance written notice: (i) if Qwest loses any required regulatory or other governmental authorizations to provide all or substantially all of the Facilities (as described in Section 9.1 of this Agreement); (ii) following a default by Customer under Section 9.2 of this Agreement affecting all or substantially all of the Facilities; or (iii) if Customer makes an unauthorized Transfer under Section 12 of this Agreement.

8.3 In the event of any termination pursuant to Section 8.1 hereof as a result of Qwest's breach of its obligations under this Agreement, Qwest agrees to cooperate with Customer, on a commercially reasonable efforts basis, to transition existing services and Facilities used by Customer to serve end users to another network operator; except, that Qwest shall be obligated to assist this transition only if Customer is and remains in compliance with its payment obligations to Qwest under this Agreement. Qwest's obligation to assist under this Section 8.3 shall not include payments to Customer or any third party in connection with such transition.

9.   GOVERNMENTAL AUTHORITY
     ----------------------

9.1 Customer acknowledges that the obligation of Qwest to provide the Facilities to Customer is subject to the receipt by Qwest of any required regulatory or other governmental authorizations. Qwest reserves the right to terminate this Agreement pursuant to Section 8.2 of this Agreement if at any time Qwest loses the required regulatory or other governmental authorizations to provide the Facilities (a "Regulatory Change"). To the extent required by law, this Agreement may be superseded and/or supplemented by a tariff filed with the appropriate regulatory agency, which tariff may contain such modifications of the provisions of this Agreement as Qwest deems appropriate, all of which shall become automatically binding on Customer. Such a tariff shall be filed only if required by applicable law, and, in such event, Customer shall be

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     entitled to terminate this Agreement immediately as to the affected Service
     Order(s) in the event a material term of this Agreement is superseded by said tariff filing.

9.2 Each party represents and warrants that: (a) it has received all necessary permits, licenses, approvals, grants, and charters of whatsoever kind necessary to carry out the business in which it is engaged hereunder; and (b) it has complied and is in material compliance with all laws, regulations, orders, and statutes which may be applicable to it, whether local, State or Federal. From the date of this Agreement until the termination hereof, each party agrees to operate in accordance with and to maintain current all such certifications, permits, licenses, approvals, grants, charters, and to materially comply with all applicable laws, regulations, orders and statutes, whether local, State or Federal. A failure to cure a breach by either Party of any of the representations, warranties or covenants of this Section 9.2 within thirty (30) calendar days of receipt of written notice from the other party shall be deemed a Default hereunder, and shall allow the other party to terminate the affected portion of the Facilities, or in the case of all or substantially all of the Facilities being affected, this Agreement, in the manner described in Section 8 of this Agreement. A Regulatory Change not within Qwest's reasonable control shall not constitute a default under this
     Section 9.2. In addition, Qwest reserves the right to suspend its performance under this Agreement during the pendency of Customer's cure efforts.

10.  FORCE MAJEURE
     -------------

10.1 Except as is provided in Section 10.2 below, Qwest shall not be liable for any failure of performance hereunder due to causes beyond its reasonable control, including, but not limited to: acts of God, fire, explosion, vandalism, fiber optic cable cut, storm, extreme temperatures or other similar catastrophes; any law, order, regulation, direction, action or request of the United States government, or of any other government, including state and local governments having jurisdiction over either of the parties, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more said governments, or of any civil or military authority; national emergencies, insurrections, riots, wars, or strikes, lock-outs, work stoppages or other labor difficulties; actions or inactions of a third party provider or operator of facilities employed in provision of the Facilities; or any other conditions or circumstances beyond the reasonable control of Qwest which impede or affect the Facilities or the transmission of telecommunications services.

10.2 If any failure of performance on the part of Qwest described in Section
     10.1 of this Agreement shall be: (a) for thirty (30) calendar days or less, then this Agreement shall remain in effect, but Customer shall be relieved of its obligation to pay for that portion of the Facilities affected for the period of such failure of performance; or (b) for more than thirty (30) days, then Customer may terminate without liability (other than charges accrued but unpaid applicable to the terminated Service Order(s)) only that portion of any Service Order or Service Orders related to the Facilities so affected, upon ten (10) calendar days prior written notice to Qwest following the failure of performance.

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10.3 If the Facilities are unavailable to Customer as a result of any events described in Section 10.1, Customer will be entitled to an Outage Credit under Section 5 of the Service and Pricing Exhibit.

11.  YEAR 2000
     ---------

     Qwest shall use commercially reasonable efforts to ensure that its internal operating and network systems are designed to operate during calendar year 2000 A.D. without material error or interruption relating to date data (including, without limitation, date data which represents or references different centuries or more than one century or leap year) in any level of the systems assuming, in each case, that all systems and products used in combination with them properly exchange data (hereinafter referred to as "Year 2000 Compliant"). If Qwest's system causes an outage due to the system's failure to be Year 2000 Compliant, ("Year 2000 Outage") Customer shall receive credits in accordance with Section 5 of the Service and Pricing Exhibit. If the Year 2000 Outage continues for thirty (30) days, Customer may (a) terminate this Agreement provided that such Year 2000 Outage affects all or substantially all Facilities provided by Qwest under this Agreement; or (b) terminate any affected Service Order(s).
     Termination under this Section 11 shall be effected without liability for early termination charges or shortfall charges, and such termination shall be Customer's sole and exclusive remedy.

12.  ASSIGNMENT
     ----------

     Neither party may sell, assign, sublet, encumber or transfer this Agreement or any of its rights or obligations hereunder, except to a direct or indirect wholly owned subsidiary of such party, by operation of law or otherwise (hereafter, a "Transfer"), without the prior written consent of other party hereto, which consent shall not be unreasonably withheld. Any Transfer by either party without the other party's prior written consent shall entitle the non-transferring party, at its option, to: (a) consider the Transfer void; (b) consent to the Transfer, and hold the transferring party and any transferee(s) liable hereunder; or (c) terminate this Agreement upon delivering written notice to the transferring party.
     Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors or assigns.

13.  TITLE
     -----

     Customer expressly disclaims any right, title, perpetual right of use or any other interest in or to any equipment or property provisioned or supplied by Qwest under this Agreement.

14.  WARRANTIES AND LIMITATION OF LIABILITY
     --------------------------------------

14.1 Qwest warrants that the Facilities shall be provided to Customer and shall operate in accordance with the then current prevailing telecommunications industry standards (hereinafter the "Technical Standards"). If Qwest determines that the Facilities are not being provided in accordance with the Technical Standards (hereinafter, a "Defect" or

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     "Defects"), Qwest shall use reasonable efforts to conform the Facilities to the Technical Standards.

14.2 THE WARRANTIES CONTAINED IN SECTION 14.1 OF THIS AGREEMENT ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. QWEST HEREBY SPECIFICALLY DISCLAIMS ANY LIABILITY TO CUSTOMER FOR INTERRUPTIONS AFFECTING THE FACILITIES FURNISHED HEREUNDER WHICH ARE ATTRIBUTABLE TO CUSTOMER'S INTERCONNECTION FACILITIES (AS DEFINED IN SECTION 1.4 OF THE SERVICE AND PRICING EXHIBIT) OR TO CUSTOMER'S EQUIPMENT FAILURES, OR TO CUSTOMER'S BREACH OF THIS AGREEMENT.

14.3 IN NO EVENT SHALL QWEST OR ANY OF ITS AFFILIATES BE LIABLE TO CUSTOMER OR ANY OF ITS AFFILIATES OR EMPLOYEES OR TO ANY THIRD PARTY FOR: (a) ANY LOSS OF PROFIT OR REVENUE, OR FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SIMILAR OR ADDITIONAL DAMAGES, WHETHER INCURRED OR SUFFERED AS A RESULT OF UNAVAILABILITY OF FACILITIES, PERFORMANCE, NON-PERFORMANCE, TERMINATION, BREACH, OR OTHER ACTION OR INACTION UNDER THIS AGREEMENT, OR FOR ANY OTHER REASON, EVEN IF CUSTOMER ADVISES QWEST OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE; OR (b) FOR ANY OUTAGE OR INCORRECT OR DEFECTIVE TRANSMISSIONS, OR ANY DIRECT OR INDIRECT CONSEQUENCES THEREOF, EXCEPT AS IS SPECIFICALLY PROVIDED IN SECTION 5 OF THE SERVICE AND PRICING EXHIBIT REGARDING OUTAGE CREDITS.

14.4 NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY: (a) CUSTOMER AGREES THAT ITS SOLE REMEDY IN THE EVENT OF ANY BREACH OF THE WARRANTIES DESCRIBED IN SECTION 14.1 OF THIS AGREEMENT SHALL BE THE OUTAGE CREDITS DESCRIBED IN SECTION 5 OF THE SERVICE AND PRICING EXHIBIT; AND, (b) IN NO EVENT SHALL THE CUMULATIVE LIABILITY OF QWEST UNDER THIS AGREEMENT, INCLUDING ANY OUTAGE CREDITS, EXCEED THE TOTAL PAYMENTS PAID BY CUSTOMER TO QWEST HEREUNDER.

14.5 Customer acknowledges that Qwest has no ability to independently test or maintain Facilities between two off net cities. Consequently, if Qwest provides such Facilities, then notwithstanding anything in this Agreement to the contrary, Qwest's entire duty with respect to such Facilities shall be to use its best efforts to test and maintain such Facilities in accordance with Qwest's Specifications.

15.  NON-DISCLOSURE AND PUBLICITY
     ----------------------------

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15.1 The parties agree that this Agreement is and shall be kept confidential.
     Neither party shall divulge or otherwise disclose any of the provisions of this Agreement to any third party without the prior written consent of the other party, except that either party may make disclosure to those required for the implementation of this Agreement, and to purchasers and prospective purchasers of their respective companies, auditors, attorneys, financial advisors, lenders and prospective lenders, investors and prospective investors, provided that in each case the recipient agrees in writing to be bound by the confidentiality provisions set forth in this section. In addition, either party may make disclosure as required by a court order or as otherwise required by law, securities exchange or SEC rules or regulations, or in any legal or arbitration proceeding relating to this Agreement. If either party is required by law or by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to disclose the provisions of this Agreement, it will provide the other party with prompt prior notice of such request or requirement so that such party may seek an appropriate protective order and/or waive compliance with this Section. The party whose consent to disclose information is requested shall respond to such request, in writing, within five (5) business days of the request by either authorizing the disclosure or advising the other party of its election to seek a protective order, or if such party fails to respond within the prescribed period the disclosure shall be deemed approved.

15.2 Each party shall submit to the other party all news releases, advertising and other publicity material related to this Agreement wherein the second party's name is mentioned or language is used from which a connection to such second party's name therein may, in such second party's judgment, be inferred or implied. Neither party shall publish or use such material or use the other party's name, without the prior written consent of such second party.

16.  ARBITRATION
     -----------

16.1 All disputes which involve amounts reasonably anticipated to be in excess of Twenty-Five Thousand Dollars ($25,000.00) arising out of or related to this Agreement, shall be determined and resolved by arbitration in San Francisco, California, in accordance with the rules of the American Arbitration Association ("AAA"). The arbitrators shall be appointed in accordance with the rules then prevailing of the AAA.

16.2 The award rendered by the arbitrator(s) shall be final and binding upon the parties hereto. Neither party shall have the right to further appeal or redress the matters arbitrated except for the purposes of obtaining the judgment rendered by the arbitrator(s). Judgment upon any arbitration award may be entered and enforced in any court of competent jurisdiction.

16.3 The parties hereto agree that a prevailing party shall be entitled to recover all reasonable costs and expenses (including all reasonable attorneys' fees and disbursements) of such arbitration proceeding. Such prevailing party shall also be entitled to reasonable attorneys' fees and costs incurred in enforcing a judgment of the arbitrators separately from and in addition to any other amount included in such judgment. This
     Section 16.3

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     shall be severable from the other provisions of this Agreement and shall survive and not be merged into any such judgment.

17.  USE OF FACILITIES
     -----------------

     Qwest's obligation to provide the Facilities specified herein is conditioned upon Customer not allowing the Facilities to be used for any unlawful purpose; or in violation of any governmental regulations or authorizations as outlined in Section 9 of this Agreement.

18.  EXCLUSIVITY
     -----------

     Pursuant to this Agreement, Customer agrees to use Qwest as its exclusive carrier for all fiber optic, private line and backbone transport service ("Backbone Service") during the Term (the "Exclusivity Requirement"). [*




                           ]

19.  PROGRAM MANAGEMENT
     ------------------

     QWEST shall designate a QWEST employee as the principal point of contact for Customer and who shall be dedicated to and responsible for coordinating all matters between QWEST and Customer in connection with the transactions contemplated in this Agreement (the "Program Manager"). All complaints that Customer may have with respect to the Facilities provided by QWEST hereunder shall be reported to the Program Manager in the first instance and the Program Manager will coordinate the review of, and the implementation of necessary steps to address any such complaints within QWEST promptly after they are reported by Customer. The parties shall use good faith efforts to agree upon written escalation procedures.

_____________________
* This confidential portion has been omitted and filed separately with the Commission.

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20.  MISCELLANEOUS
     -------------

20.1 Neither this Agreement, nor the provision of Facilities hereunder, shall create a partnership or joint venture between the parties or result in a joint communications service offering to any third parties.

20.2 The failure of either party to give notice of default or to enforce or insist upon compliance with any of the terms or conditions of this Agreement shall not constitute a waiver of any term or condition of this Agreement.

20.3 Subject to Section 16 of this Agreement, in the event suit is brought or an attorney is retained by either party to enforce the terms of this Agreement or to collect any moneys due hereunder or to collect money damages for breach hereof, the prevailing party shall be entitled to recover, in addition to any other remedy, reimbursement for reasonable attorneys' fees, court costs, costs of investigation and other related expenses incurred in connection therewith.

20.4 This Agreement shall be construed under the laws of the State of New York without regard to choice of law principles.

20.5 No subsequent agreement concerning the Facilities or modification to this Agreement shall be binding upon the parties unless it is made in writing by an authorized representative of Customer and an authorized representative of Qwest.

20.6 If any part of any provision of this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions of this Agreement, and the Customer and Qwest agree to negotiate with respect to any such invalid or unenforceable part to the extent necessary to render such part valid and enforceable.

20.7 The terms and provisions contained in this Agreement that by their sense and context are intended to survive the performance thereof by the parties hereto shall survive the completion of performance and termination of this Agreement, including, without limitation, the making of any and all payments due hereunder.

20.8 Words having well-known technical or trade meanings shall be so construed.

20.9 All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be given by: (a) hand delivery; (b) first-class registered or certified mail with postage prepaid; (c) overnight receipted courier service; or (d) telephonically confirmed facsimile transmission, which notice is addressed to the party at the address set forth below, or such other address as may hereafter be designated in writing by the party. Notices given in accordance with this Section shall be effective upon receipt or when receipt is refused.

All notices to Qwest shall be addressed to:

               Qwest Communications Corporation
               555 17th Street
               Denver, Colorado 80202
               Facsimile (303) 992-1724; Phone: (303) 992-1400
               Attn.: Carrier Contracts Admin.

               with an additional copy to:

               Qwest Communications Corporation
               555 17th Street
               Denver, Colorado 80202
               Facsimile (303) 992-1724; Phone: (303) 992-1400
               Attn.: Drake Tempest, Executive Vice President & General Counsel

          All notices to Customer shall be addressed to:

               Advanced Radio Telecom Corp.
               500-108/th/ Avenue NE, Suite 2600
               Bellevue, WA 98004
               Facsimile (425) 990-1642; Phone: (425)688-8700
               Attn.: General Counsel

               With an additional copy to:

               Advanced Radio Telecom Corp.
               500-108/th/ Avenue NE, Suite 2600
               Bellevue, WA 98004
               Facsimile (425) 990-1642; Phone: (425)688-8700
               Attn.: President

          The addresses set forth may be changed by appropriate notice to the other party.

20.10 This Agreement comprises the complete and exclusive statement of the agreement of the parties concerning the subject matter hereof, and supersedes all previous statements, representations, and agreements concerning the subject matter hereof.

DATED as of the first date above written.

               Advanced Radio Telecom Corp.:

                    By:  /s/ Henry C. Hirsch
                       -----------------------------
                         Name:  Henry C. Hirsch
                         Title: Chairman and CEO
                         Date:  June 1, 1999

               Qwest Communications Corporation:

                    By:  /s/ Marc Weisberg
                       -----------------------------
                         Name:  Marc Weisberg
                         Title: Senior Vice President
                         Date:  June 1, 1999

                                   EXHIBIT A
                                      TO
                             QWEST COMMUNICATIONS
                        PRIVATE LINE SERVICES AGREEMENT

     SERVICE AND PRICING EXHIBIT
     ---------------------------

     This Service and Pricing Exhibit (this "Service and Pricing Exhibit") is made as of June 1, 1999 by and between Qwest Communications Corporation, a Delaware corporation ("Qwest"), and Advanced Radio Telecom Corp., a Delaware corporation ("Customer"), with respect to that certain Private Line Services Agreement entered into by and between Qwest and Customer on June 1, 1999 (the "Agreement").

1.   QWEST SERVICES:
     --------------
1.1 During the Term of the Agreement, Qwest will provide to Customer the Facility or Facilities requested by Customer in a Service Order accepted by Qwest.

1.2 Upon acceptance of a Service Order, Qwest shall notify Customer of its target date for the delivery of each Facility (the "Estimated Availability Date"). Any Estimated Availability Date given by Qwest to Customer shall be subject to Qwest's standard and expedited interval guidelines, as amended by Qwest from time to time. Qwest shall use reasonable efforts to install each such Facility on or before the Estimated Availability Date, but the inability of Qwest to deliver a Facility by such date shall not be a Default under this Exhibit. If Qwest fails to make any Facility available within ninety (90) days after acceptance by Qwest of the Service Order with respect to such Facility (or such greater time as is set forth in the accepted Service Order(s)), Customer's sole remedy shall be to cancel the Service Order which pertains to such Facility by fifteen (15) calendar days prior written notice to Qwest.

1.3 At each end of the city pairs (the "City Pairs") on which Customer orders Facilities, Qwest shall provide appropriate equipment in its terminal locations necessary to connect the Facilities to Customer's Interconnection Facilities (as defined in Section 1.4 of this Service and Pricing Exhibit). If Customer desires to install its own equipment in one or more of Qwest's terminals, and Qwest, in its sole discretion, agrees to such installation, the parties shall execute the Collocation Exhibit.

1.4 Customer agrees that Customer's Interconnection Facilities shall connect to the Facilities provided by Qwest hereunder at the network interface points located in the Qwest terminals and defined in the Specifications (as defined in Section 2.1 of this Service and Pricing Exhibit). As used herein, the term "Interconnection Facilities" shall mean transmission capacity provided by Customer or its third party supplier to extend the Facilities provided by Qwest from a Qwest terminal to any other location (e.g., a local access telephone service provided by a local telephone company).

1.5 For DS-3 Facilities and above, if requested by Customer, Qwest shall use reasonable efforts to order Interconnection Facilities on behalf of Customer from Customer's designated supplier, provided that Customer furnishes Qwest with an acceptable letter of agency. Customer shall be billed directly by the supplier of such Interconnection Facilities, and shall hold harmless and indemnify Qwest from any loss or liability incurred by Qwest as a result of Qwest's ordering such Interconnection Facilities from any third party. Customer may, at its election, but subject to Qwest's prior written approval, order its own Interconnection Facilities. If any party other than Qwest provides Interconnection Facilities, then unavailability, incompatibility, delay in installation, or other impairment of Interconnection Facilities shall not excuse Customer's obligation to pay Qwest all Rates or charges applicable to the Facilities, whether or not such Facilities are useable by Customer.

2.   START OF SERVICES:
     -----------------

2.1 Start of service for each Facility (the "Start of Service Date") shall begin on the date on which Customer accepts delivery of such Facility. If Customer fails to give written notice that the Facility is in material non-compliance with the applicable standard Qwest network specifications, as modified from time to time by Qwest (the "Specifications") within ten (10) business days after notification to Customer by Qwest that the Facility is available, Customer shall be deemed to have accepted such Facility, and the Start of Service Date shall commence as of the fifth day following such notification by Qwest. Following notice by Customer of material non-compliance as set forth above, Qwest shall promptly take such reasonable action as is necessary to correct any such non-compliance in the Facility and shall, upon correction, notify Customer of a new Start of Service Date.

2.2 Notwithstanding anything in Section 2.1 of this Service and Pricing Exhibit to the contrary, Customer may delay the Start of Service Date for any Facility for up to thirty (30) days from Qwest's Estimated Availability Date by written notice to Qwest at least three (3) business days prior to any applicable Estimated Availability Date.

3.   RATES:
     -----

3.1 Except as otherwise provided in a special rate exhibit attached to the Agreement, Qwest shall provide the Facilities at the rates (the "Rates") set forth in this Section 3 (exclusive of all sales, use, commercial or other taxes or license fees) and as shown on the Circuit Listing attached as Schedule A-1 to this Service and Pricing Exhibit. The Rates for the Facilities apply to the Inter-Office Channel ("IOC") of the On-Net circuit specified from the nearest originating Qwest owned Point of Presence ("POP") to the nearest terminating Qwest owned POP. Customer shall be responsible for all interconnection costs from the customer location indicated by the Originating NPA/NXX and the Terminating NPA/NXX to the corresponding Qwest owned POP. A circuit shall be considered "On-Net" when a dedicated leased line IOC circuit is provisioned (i) entirely between two Qwest owned Domestic U.S. POPs lying on Qwest owned fiber optic lines, and (ii) utilizes only Qwest owned fiber optic lines. The Rates vary depending on whether the Facilities are DS-1 or DS-3 or OC-n. The Rates, Monthly Recurring Charges ("MRCs") and Non-Recurring Charges ("NRCs") for Qwest On-Net Domestic US dedicated leased line service are as follows:

     (a)  DS-1 Facilities Rates for IXC:
          -----------------------------

          (i)   Base IXC Rates:  [*
                --------------
                                         ]
          (ii)  DS-1 Monthly Recurring Charges:
                ------------------------------
                [*                       ]
          (iii) DS-1 Non-Recurring Charges:
                --------------------------
                [*                       ]
     (b)  DS-3 Facilities Rates for IXC:
          -----------------------------
          (i)   Base IXC Rates:  [*
                --------------
                                         ]
          (ii)  DS-3 Monthly Recurring Charges:
                ------------------------------
                [*                       ]
          (iii) DS-3 Non-Recurring Charges:
                --------------------------
                [*                       ]
     (c)  OC-n Facilities Rates for IXC:
          -----------------------------
          (i)   Base IXC Rates:
                --------------
                [*


                                         ]
          (ii)  OC-n Monthly Recurring Charges:
                ------------------------------
                Minimum charges per OC-n per month:

          Facility               Minimum MRC
          --------               -----------
          OC-3                   [*      ]
          OC-12                  [*      ]
          OC-48                  [*      ]

          (iii) OC-n Non-Recurring Charges:
                --------------------------
                Installation charge per OC-n for all services and equipment:

          Facility               Minimum NRC
          --------               -----------
          OC-3                   [*      ]
          OC-12                  [*      ]
          OC-48                  [*      ]

     (d)  Other Charges:
          -------------
          In addition to the foregoing Facilities Rates for DS-1, DS-3 and OC-n Facilities for IXC, Customer shall pay to Qwest the following additional charges, as applicable, [*

_________________________
* This confidential portion has been omitted and filed separately with the Commission.

                                   ]

          (i)  Other Monthly Recurring Charges:
               -------------------------------
               [*


                                   ]

          (ii) Other Non-Recurring Charges:
               ---------------------------
               [*


                                        ]

3.2 Qwest reserves the right, upon thirty (30) days prior written notice to Customer, to modify any of the Rates or charges described in this Service and Pricing Exhibit applicable to any new Facility or Facilities ordered by Customer.

4.   FACILITY MINIMUM SERVICE TERM:
     -----------------------------

4.1 Customer acknowledges that the Rates and charges described in Section 3 of this Service and Pricing Exhibit are based on the commitment of Customer to utilize the Facilities for a specified minimum period of time. Therefore, notwithstanding anything in this Exhibit to the contrary, Customer shall be liable for and shall pay to Qwest all Rates, fees and charges which accrue under this Exhibit for each Facility for the entire Facility Minimum Service Term (as defined in Section 4.2 of this Service and Pricing Exhibit) applicable to each such Facility, regardless of whether or not Customer utilizes all or any part of such Facility during all or any part of the Facility Minimum Service Term applicable to such Facility, except as is set forth in Section 4.3 of this Service and Pricing Exhibit.

4.2 The "Facility Minimum Service Term" for each Facility, is defined as follows:

(a)  [*          ] from Start of Service Date for DS-1 Facilities.

(b)  [*             ] from Start of Service Date for DS-3 Facilities.

(c)  [*           ] from Start of Service Date for OC-3 and above Facilities.


__________________
* This confidential portion has been omitted and filed separately with the Commission.

4.3 Notwithstanding anything in this Service and Pricing Exhibit to the contrary, Customer's obligation to pay all Rates, fees and charges applicable to any particular Facility, including but not limited to any obligation to pay the applicable MRC [*
          ] associated with said Facility hereunder shall terminate as to each Facility authorized to be terminated without penalty pursuant to the Agreement. UPON TERMINATION OF THIS AGREEMENT FOR ANY OTHER REASON, THE TOTAL OF ALL CHARGES REFERRED TO IN THIS SECTION 4 SHALL BE AT ONCE DUE AND PAYABLE, REGARDLESS OF WHETHER OR NOT ALL OF THE FACILITIES MINIMUM SERVICE TERMS HAVE EXPIRED, AND MAY BE COLLECTED BY QWEST FROM CUSTOMER AS A SINGLE AMOUNT.

5.   OUTAGE CREDITS:
     --------------

5.1 Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time when a Facility or Facilities are "unavailable" (as defined in the Specifications) (hereafter an "Outage"). In the event of an Outage, Customer shall be entitled to a credit (the "Outage Credit") determined according to the following formula:

[*


                                        ]

5.2 The Outage Credit shall apply to the charges for the total mileage between end terminals of any Facility affected by an Outage; provided, however, that if any portion of the affected Facility remains beneficially used or useable by Customer between any intermediate terminals (where Customer has installed drop and insert capability) or end terminals, the Outage Credit shall not apply to that pro-rata portion of the mileage. The length of each Outage shall be calculated in hours and shall include fractional portions thereof. An Outage shall be deemed to have commenced upon verifiable notification thereof by Customer to Qwest, or, when indicated by network control information actually known to Qwest network personnel, whichever is earlier. Each Outage shall be deemed to terminate upon restoration of the affected Facility as evidenced by appropriate network tests by Qwest. Qwest shall give reasonable notice to Customer of any scheduled outage, and a scheduled outage shall under no circumstance be viewed as an Outage hereunder.

5.3 Outage Credits shall not be granted if the malfunction of any end-to-end circuit is due to an Outage or other Defect occurring in Customer's Interconnection Facilities.


5.4 All Outage Credits shall be credited on the next monthly invoice for the affected Facility after receipt of Customer's request for credit. The total of all Outage Credits applicable to or accruing in any given month shall not exceed the amount payable by Customer to Qwest for that same month for such Facility.


___________________
* This confidential portion has been omitted and filed separately with the Commission.

5.5 The Outage Credit described in this Section 5 of this Service and Pricing Exhibit shall be the sole and exclusive remedy of Customer in the event of any Outage, and under no circumstance shall an outage be deemed a Default under this Exhibit.

                                 Schedule A-1
                                Circuit Listing
                                ---------------

                (See Attached Schedule Report or Service Order)
   (If the above is not present, waiting on Customer to send Service order.)

                    QWEST PRIVATE LINE SERVICE DESCRIPTION

                           Schedule A-2 to Exhibit A
                                      To
              Qwest Communications Private Line Service Agreement

                           TECHNICAL SPECIFICATIONS

1.   Interconnect Specifications:

1.1  The customer interconnection point of DS-1 & DS-3 signals at the Qwest
(SPT) location will be at an industry standard (DSX-1) & (DSX-3) digital cross-connect panels and will be referred to as Qwest Network Interface in this document.

1.2 The DS-1 & DS-3 signals terminating at the Qwest digital cross-connect panels will meet the electrical specifications as defined in AT&T Compatibility Bulletin (CB) No. 119, Issue 3, October, 1979.

1.3 The Qwest Digital Network will be compatible with the Bell System hierarchical clock synchronization methods and stratum levels as described in Bellcore Technical Advisory (GR436-Core).

1.4 Customer equipment must also meet the interconnect specifications listed above and shall comply with jitter requirements of AT&T Technical Reference PUB 63411.

2.   Performance Objectives:

2.1 DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c circuit performance will be measured using two parameters: Availability and Error-Free Seconds.

     The following assumptions apply to the derived data:

     . The circuits originate and terminate on the SONET OC-48 backbone . High speed protection switching: 1 for N, where N=2
     .  MTTR for SONET equipment: 2 hours
     .  MTTR for fiber optic cable: 12 hours (Bellcore Standard)
     .  Cable cut rate: 4.39 /year/1,000 sheath miles (Bellcore Standard)

The system includes three (3) DCS in Los Angeles, Sacramento, and San Jose (although not all circuits are routed through the DCS, they are included in all the calculations)

2.2 Availability is a measure of the relative amount of time during which the circuit is available for use. According to CCITT and ANSI definitions, unavailability begins when the Bit Error Ratio (BER) in each second is worse than 1.0 E-3 for a period of 10 consecutive seconds.

                    QWEST PRIVATE LINE SERVICE DESCRIPTION

Inter Office Channel (IOC) : An Inter Office Channel refers to the Qwest Communications network between the points of presence (POP).

Optical Carrier level 1 (OC-1) : The optical signal that results from an optical conversion of an electrical STS-1 signal (51.840 Mb/s). This signal forms the basis of the interface.

OC-3: Optical Carrier level 3 signal operating at 155.520 Mb/s.

OC-12: Optical Carrier level 12 signal transmitting at 622.080 Mb/s.

OC-48: Optical Carrier level 48 signal transmitting at 2488.32 Mb/s.


Point of Presence (POP): A physical location where a long distance carrier terminates lines before connecting to the local exchange carrier, another carrier, or directly to a customer.

2.3 The availability objective for all circuits between Qwest Network Interface points specified above is to provide performance levels over a 12 month period as follows:

-------------------------------------------------------------
V&H Miles                   DS1, DS3, OC-3, OC-12, OC-48,
                            OC-3c, OC-12c, and OC-48c
-------------------------------------------------------------
     0-2500                        [*          ]
-------------------------------------------------------------
   2501-4000                       [*          ]
-------------------------------------------------------------

     This excludes any customer provided access links to the Qwest digital network.

2.4 Outages attributable to incidental damage to or severage of outside fiber optic cable plant, or scheduled maintenance is excluded from the performance objective stated above.

2.5 Error-Free Seconds (EFS) and Error Seconds (ES) are the primary measure of error performance. An Error-Free Second is defined as any second in which no bit errors are received. Conversely, an Error Second is any second in which one or more bit errors are received.

3. SONET : Synchronous Optical Network is a family of optical transmission rates and interface standards allowing internetworking of products from different vendors. Base optical rate is 51.840 Mb/s. Higher rates are direct multiples.

SONET Transport : Facilities associated with carrying OC-1 or higher level signals.


_______________________
* This confidential portion has been omitted and filed separately with the Commission.

                    QWEST PRIVATE LINE SERVICE DESCRIPTION

Synchronous Transport Signal level 1 (STS-1) : The basic logical building block electrical signal with a rate of 51.840 Mb/s.

Synchronous Transport Signal level N (STS-N) : This electrical signal is obtained by byte interleaving N STS-1 signals together. The rate of the STS-N is N times 51.840 Mb/s.

Terminating Multiplex (TM) : Provides the multiplex functions for multiplexing and demultiplexing between the DS1 or higher signal level and the SONET OC-N level.

4. Acceptance Criteria. The acceptance criteria for DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c circuits between Qwest Network Interface points is to provide the performance levels shown below during a 60 minute test period. If no errors are observed during the first 15 minutes of the test, the facility may be considered acceptable. Access connections to customer location will be tested in accordance with Bell Publication 62508.

 . The tables below are based on QCC owned fiber optic network only and on the Bellcore Specifications of the SONET delivery of DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c directly off the SONET Backbone.

 . If the DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c service is delivered at the STS1 level then the general performance objectives fall into the industry standard.

DS1, DS3
The table below defines the general performance objectives for DS1 service operating at 1.544 Mb/s, and the general performance objectives for DS3 service operating at 45 Mb/s.

   -------------------------------------------------------------
            V&H Miles              EFS               BER
   -------------------------------------------------------------
              0 - 250         [*          ]          10/-15/
   -------------------------------------------------------------
            251 - 500         [*          ]          10/-15/
   -------------------------------------------------------------
            501 - 1000        [*          ]          10/-15/
   -------------------------------------------------------------
           1001 - 1500        [*          ]          10/-15/
   -------------------------------------------------------------
           1501 - 2000        [*          ]          10/-15/
   -------------------------------------------------------------


_______________________
* This confidential portion has been omitted and filed separately with the Commission.

                    QWEST PRIVATE LINE SERVICE DESCRIPTION

   -------------------------------------------------------------
            V&H Miles             EFS               BER
   -------------------------------------------------------------
           2001 - 2500      [*          ]           10/-15/
   -------------------------------------------------------------
           2501 - 3000      [*          ]           10/-15/
   -------------------------------------------------------------
           3001 - 3500      [*          ]           10/-15/
   -------------------------------------------------------------
           3501 - 4000      [*          ]           10/-15/
   -------------------------------------------------------------


OC-3, 12, 48; OC-3c, 12c, 48c
The table below defines the general performance objectives for OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c.

   --------------------------------------------------------------
            V&H Miles             EFS               BER
   --------------------------------------------------------------
              0 - 250       [*          ]           10/-15/
   --------------------------------------------------------------
            251 - 500       [*          ]           10/-15/
   --------------------------------------------------------------
            501 - 1000      [*          ]           10/-15/
   --------------------------------------------------------------
           1001 - 1500      [*          ]           10/-15/
   --------------------------------------------------------------
           1501 - 2000      [*          ]           10/-15/
   --------------------------------------------------------------
           2001 - 2500      [*          ]           10/-15/
   --------------------------------------------------------------
           2501 - 3000      [*          ]           10/-15/
   --------------------------------------------------------------
           3000 - 3500      [*          ]           10/-15/
   --------------------------------------------------------------
           3501 - 4000      [*          ]           10/-15/
   --------------------------------------------------------------


__________________
* This confidential portion has been omitted and filed separately with the Commission.